UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       April 25, 2008
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Citigroup Inc.
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(Exact name of registrant as specified in its charter)

                                          Delaware                                        1-9924                                   52-1568099
                                          ---------------                                 -----------                            -------------------
                                            (State or other                                (Commission                             (IRS Employer
                                             jurisdiction of                                  File Number)                           Identification No.)
                                             incorporation)

      399 Park Avenue, New York, New York 10043
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       (Address of principal executive offices) (Zip Code)

(212) 559-1000
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(Registrant's telephone number, including area code)

                                        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                                        [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                                        [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                                        [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                                        [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.
 Current Report on Form 8-K
Item 8.01  Other Events.

Notice filed pursuant to Rule 135c under the Securities Act of 1933 relating to issuances by Citigroup Inc. in the fourth quarter of 2007 made pursuant to Regulation S under the Securities Act of 1933.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number

99.1	Rule 135c Notice relating to Citigroup’s HKD 474,000,000 5.41% notes due December 2017.
99.2	Rule 135c Notice relating to Citigroup’s SEK 1,650,000,000 5.44% notes due December 2012.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April  25, 2008                                                                            CITIGROUP INC.

                                        By:  /s/  Michael J. Tarpley
                                        Name:   Michael J. Tarpley
                                        Title:     Assistant Secretary

EXHIBIT INDEX

Exhibit Number

99.1	Rule 135c Notice relating to Citigroup’s HKD 474,000,000 5.41% notes due December 2017.
99.2	Rule 135c Notice relating to Citigroup’s SEK 1,650,000,000 5.44% notes due December 2012.